UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2011 (March 31, 2011)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On March 31, 2011, Gastar Exploration Ltd. (the “Company”) filed with the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) revised forms related to its oil and natural gas reserves as of December 31, 2010.  The forms were revised to provide additional information to ensure compliance with Canadian National Instrument 51-101, “Standards of Disclosure for Oil and Gas Activities” (“NI 51-101”), as required by the Alberta Securities Commission.  The revisions do not include any changes to the Company’s previously reported reserves in any of the reserve categories nor will the revised filings affect any of the Company’s filings with the United States Securities and Exchange Commission (“SEC”).  The Form 51-101F1, “Statement of Reserves Data and Other Oil and Gas Information”, revised Form 51-101F2, “Report of Reserve Data by Independent Qualified Reserves Evaluator”, and revised Form 51-101F3, “Report of Management and Directors on Oil and Gas Disclosure” for the year ended December 31, 2010 (collectively, the “Canadian Filings”) can be found for viewing by electronic means on SEDAR at www.sedar.com.

The Company’s filings comply with Canadian National Instrument 51-101 and contain natural gas and oil reserve information not included in filings and reports made with the SEC.  The Company’s SEC filings included only proved reserves based on actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  The Company’s Canadian information filings include estimates of proven and probable reserves using both a constant and forecast pricing and costs (as opposed to the SEC’s 12-month un-weighted arithmetic average of the first-day-of-the-month price for natural gas and oil prices and constant costs for the SEC’s constant pricing case and NYMEX pricing assumptions as of December 31, 2010 for the forecast case).  The probable reserve estimates are, by their nature, more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Current Report.

Exhibit Number	Description of Document

99.1	Press release dated March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: March 31, 2011	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release dated March 31, 2011.